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                                                                  Exhibit (e)(2)

                                   SCHEDULE I

                          Funds/Portfolios and Classes

Bond Index Fund

Institutional Money Market Fund
   Aon Captives Class
   Institutional Class
   Capital Class
   Premium Class
   Select Class
   Trust Class

LifePath Retirement Portfolio
   Class I
   Class R
   Class S

LifePath 2010 Portfolio
   Class I
   Class R
   Class S

LifePath 2020 Portfolio
   Class I
   Class R
   Class S

LifePath 2030 Portfolio
   Class I
   Class R
   Class S

LifePath 2040 Portfolio
   Class I
   Class R
   Class S

Prime Money Market Fund
   Institutional Class
   Capital Class
   Premium Class
   Select Class
   Trust Class

S&P 500 Stock Fund

Government Money Market Fund
   Institutional Class
   Capital Class
   Premium Class
   Select Class
   Trust Class

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                          Funds/Portfolios and Classes

Treasury Money Market Fund
   Institutional Class
   Capital Class
   Premium Class
   Select Class
   Trust Class

Amended and Approved by the Board of Trustees of Barclays Global Investors Funds on December 11, 2007.